                                                                 Exhibit 10.9(a)



                                  OFFICE LEASE






                             SPECTRA OFFICE COMPLEX




                           SPECTRA DEVELOPMENT COMPANY
                             2593 WEXFORD-BAYNE ROAD
                               SEWICKLEY, PA 15143

                                      INDEX

================================================================================

ARTICLE         TITLE                                                                                        PAGE
    1           PREMISES......................................................................................1

    2           DEFINITIONS...................................................................................1

    3           TERM..........................................................................................3

    4           BASE RENT.....................................................................................4

    5           OPERATING EXPENSES, TAXES, OTHER CHARGES......................................................5

    6           USE...........................................................................................6

    7           PRIOR OCCUPANCY/ POSSESSION...................................................................7

    8           TERMINATION, EXTENSION, HOLD-OVER.............................................................7

    9           PLACE OF PAYMENT..............................................................................7

   10           LESSEE'S COVENANTS............................................................................8

   11           SERVICES AND EQUIPMENT........................................................................8

   12           ELECTRICITY..................................................................................10

   13           LESSOR'S AND LESSEE'S WORK...................................................................11

   14           REPAIRS......................................................................................11

   15           INSURANCE REQUIREMENTS.......................................................................12

   16           OBSERVANCE OF RULES/REGULATIONS AND COVENANT OF QUIET ENJOYMENT..............................13

   17           LIABILITY OF LESSOR; INDEMNIFICATION; AND EXCUSE OF PERFORMANCE..............................14

   18           DAMAGE BY FIRE AND OTHER CAUSE...............................................................16

   19           CONDEMNATION.................................................................................17

   20           ENTRY........................................................................................18


   21           RIGHT TO CHANGE PUBLIC PORTIONS OF BUILDING..................................................18

   22           BANKRUPTCY...................................................................................18

   23           DEFAULTS/ REMEDIES/ DAMAGES..................................................................19

   24           ASSIGNMENT/ MORTGAGING/ SUBLEASING AND RECAPTURE.............................................22

   25           SUBORDINATION................................................................................23

   26           RIGHTS OF HOLDER OF MORTGAGE IN EVENT OF DEFAULT BY LESSOR...................................23

   27           SURRENDER OF PREMISES........................................................................24

   28           EFFECT OF CONVEYANCE BY LESSOR...............................................................24

   29           NOTICES......................................................................................24

   30           WAIVER OF REDEMPTION.........................................................................25

   31           ESTOPPEL CERTIFICATE.........................................................................25

   32           MISCELLANEOUS................................................................................25

   33           RELOCATION...................................................................................27

                         EXHIBIT   "A"  FLOOR PLAN
                         EXHIBIT   "B"  SITE PLAN
                         EXHIBIT   "C"  BUILDING SERVICES
                         EXHIBIT   "D"  BUILDING STANDARDS
                         EXHIBIT   "E"  RULES AND REGULATIONS
                         EXHIBIT   "F"  BUILDOUT AGREEMENT

                           SPECTRA OFFICE BUILDING II

                                 LEASE AGREEMENT
                                 ---------------


         THIS LEASE AGREEMENT ("Lease") made the 18 day of August, 1994, by and between Spectra Development Company (the "Lessor") and THE NOMOS CORPORATION (the "Lessee").

                              ARTICLE I - PREMISES
                              --------------------

         SECTION 1.01 In consideration of the rents, charges, covenants and agreements herein contained, Lessor hereby demises and lets unto Lessee, and Lessee does hereby rent hire, take and lease from Lessor, all that portion of Spectra Office Building II ("Building") located on 2591 Wexford-Bayne Road, Franklin Park Borough, Sewickley, Pennsylvania 15143, particularly described herein as follows: THAT AREA SITUATED ON THE FIRST, THIRD AND FOURTH FLOORS CONSISTING OF 17,489 RENTABLE SQUARE FEET (the "Premises") and shown on the plan attached hereto as Exhibit "A", together with the right to use, in common with others, the common areas of the building.

         TO HAVE AND TO HOLD unto the Lessee, its permitted successors and assigns for the Term of this lease; but subject and subordinate to all agreements, covenants and conditions of record which affect the Building and/or the land on which the building is located.

         SECTION 1.02 The Premises referred to in Section 1.01 comprises of 17,489 square feet of rentable area (the "Rentable Area").


                             ARTICLE 2 - DEFINITIONS
                             -----------------------

         SECTION 2.01 The terms defined in this Article shall, for all purposes of this Lease, and all agreements supplemental hereto, have the meanings herein specified unless the context otherwise requires. Such definitions shall be applicable to both the singular and plural use of such terms.

              (a) "Additional Rent" shall have the definition set forth in
Article 5.

              (b) "Base Rent" shall have the definition set forth in Section
4.01.

              (c) "Building" shall mean the multi-story office building with concourse and basements together with the warehouse and plazas constructed on the Land at 2591 Wexford Bayne Road, Franklin Park Borough, Sewickley, Pennsylvania 15143, known as Spectra Office Building II.

              (d) "Commencement Date" shall mean the following date: August 13, 1994 August 15, 1994

              (e) "Default Rate" shall mean interest at the rate equal to the lesser of (i) the highest rate permitted by law or (ii) two percent (2%) per annum above the Prime Rate.

              (f) "Holidays", whenever used in this Lease, shall mean, as of the date of this lease, those days generally observed in the City of Pittsburgh, Pennsylvania as New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If, during the term of this lease, the paid holidays observed by the maintenance employees at the Building should change, the definition of "Holidays" shall then change accordingly without changing the validity of this Lease.

              (g) N/A

              (h) "Land" shall mean the property described in Exhibit "B".

              (i) "Lease Year" shall mean each calendar year during the term and any renewals thereof.

              (j) "Lessee's Percentage of Office Expenses" shall be that percentage determined by dividing the Rentable Area of the Premises by the Office Area, which percentage is computed to be 0%, LESSEE WILL HAVE NO SHARE OF OFFICE EXPENSE.

              (k) "Lessees Percentage of Taxes" shall be that percentage determined by dividing the Rentable Area of the Premises by the total square feet of the building which percentage is computed to be 55.11%.

              (l) "Normal Business Hours" shall mean from 7:30 A.M. to 6:00 P.M. weekdays (Saturdays, Sundays and Holidays excepted).

              (m) "Office Area" shall mean the office portion of the building, which is stipulated to contain 31,736.00 square feet of Rentable Area.

              (n) "Office Expenses" shall mean that portion of the Operating Expenses allocable to the Office Area as determined by Lessor whose determination shall be deemed conclusive.

              (o) "Operating Expenses" are defined as (i) all those expenses of every kind and character actually incurred during each year in respect of the operation, management, maintenance, replacement and repair of the Land and Building in accordance with accepted principals of sound management and accounting practices as applied on a consistent basis to the operation, management, maintenance, replacement and repair of first class office buildings, including without limitation premiums for all insurance carried by Lessor, plus
(ii) those additional expenses which Lessor reasonably determined it would have so incurred during each year had the Building been 100% occupied. Operating Expenses shall include without limitation utility expenses, labor, contracted labor, insurance, materials, fees and licenses, management fees, sales and use taxes and capital expenditures which will effect savings in Operating Expenses amortized over the useful life of the improvement. Operating Expenses shall not include real estate brokerage and leasing commissions; expenses incurred in procuring new tenants; capital expenditures other than as set forth above; cost of improvements to premises of other lessees; interest and principal payments on mortgages; ground rental payments; expenses in connection with maintaining and operating the parking garage; real estate taxes, assessments or charges; and expenses for repairs or other work occasioned by fire, windstorm or other insured casualty. There will be no "Operating Expenses" for the 11,982 square feet of rentable area.

              (p) "Partial Lease Year" shall mean any partial calendar year during the Term and any renewals thereof.

              (q) "Premises" shall mean the space described in Article 1.

              (r) "Prime Rate" shall mean from time to time the interest rate per annum announced or published by Mellon Bank, N.A., of Pittsburgh, Pennsylvania, as it's prime rate as in effect at the close of business on the first business day such rate Of interest is assessable in accordance with the terms of this lease.

              (s) "Rent" or "Rental" shall include Base Rent, Additional Rent and all other sums which may become due by Lessee under this Lease.

              (t) "Rentable Area of Lessee" or "Rentable Area" shall have the definition set forth in Section 1.02.

              (u) "Taxes" shall mean all federal state and local governmental taxes, assessments and charges (including general real estate taxes, assessment) of every kind or nature, other than sales or use taxes, which Lessor shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building and the Land or of the personal property, fixtures, machinery, equipment, systems or apparatus located therein or used in connection therewith (including any rental or similar taxes, such as the Pittsburgh Business Privilege Tax, and license, building, occupancy, permit or similar fees levied in lieu of or in addition to general real or personal property taxes). For purposes hereof Taxes for any year shall be Taxes which are due for payment or paid in that year rather than Taxes which are assessed or become a hen during such year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Lessor during such year in seeking or obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by lessor during such year in seeking or obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Lessor during such year.

         Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part of the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in Taxes.

              (v) "Term" shall mean the term granted under the provisions hereof as defined in Article 3.

                                ARTICLE 3 - TERM
                                ----------------

         SECTION 3.01 The Term ("Term") of this Lease shall begin on the Commencement Date and end ONE-HUNDRED AND TWENTY (120), MONTHS FROM COMMENCEMENT DATE.

         SECTION 3.02 Lessee shall have the right to renew this Lease for a renewal term of five years commencing on the first day following the last day of the Term of this Lease ("First Renewal Term") giving Lessor notice to such effect not later than one year before the commencement of such Renewal Term, provided that the Lease is in full force and effect and Lessee is not in default thereunder both at the time of the giving of such notice and as of the commencement of the Renewal Term. Upon the giving of such notice under such circumstances, the Lease shall be automatically extended for the Renewal Term referred to in such notice with the same effect as if such Renewal Term had originally been included in the term of the Lease, and all of the terms, covenants and conditions of the Lease, except such as are inapplicable or inappropriate to such Renewal Term shall continue in fall force and effect for such Renewal Term. All reference in the Lease to the Term of the Lease and to the Termination Date shall be deemed to mean, when a Renewal term is in effect, such Renewal Term and the date of expiration of such Renewal Term respectively.

                              ARTICLE 4 - BASE RENT
                              ---------------------

         SECTION 4.01 Lessee covenants and agrees to pay Lessor in lawful currency of the United States in advance of or on the first day of each month during the term without any previous demand therefore and without any setoff or deduction, the following base rent ("Base Rent")as indicated in the rent schedule on the following pages:


RENT SCHEDULE:
-------------


                                                                                  Annual                Monthly
MONTHS 1-12                                  RSF                 Rate               Rent                  Rent
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,979.00
Add.  Office: 3rd/ 4th Floor                  4,071              $15.00            $ 61,065.00           $ 5,088.75
Add.  Office: 1st Floor                       1,436              $15.00            $ 21,540.00           $ 1,795.00
                                                                                                         ----------
                                                                                                         $20,862.75



                                                                                  Annual                Monthly
MONTHS 13-24                                 RSF                 Rate               Rent                  Rent
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,979.00
Add.  Office: 3rd/ 4th Floor                  4,071              $16.00            $ 65,136.00           $ 5,428.00
Add.  Office: 1st Floor                       1,436              $16.00            $ 22,976.00           $ 1,914.67
                                                                                                         ----------
                                                                                                         $21,321.67



                                                                                  Annual                Monthly
MONTHS 25-36                                 RSF                 Rate               Rent                  Rent
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,079.00
Add.  Office: 3rd/ 4th Floor                  4,071              $17.00            $ 69,207.00           $ 5,767.25
Add.  Office: 1st Floor                       1,436              $17.00            $ 24,412.00           $ 2,034.33
                                                                                                         ----------
                                                                                                         $21,780.58


                                                                                  Annual                Monthly
MONTHS 37-48                                 RSF                 Rate               Rent                  Rent
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,979.00
Add.  Office: 3rd/ 4th Floor                  4,071              $18.00            $ 73,278.00           $ 6,106.50
Add.  Office: 1st Floor                       1,436              $18.00            $ 25,848.00           $ 2,154.00
                                                                                                         ----------
                                                                                                         $22,239.50



                                                                                  Annual                Monthly
MONTHS 49-60                                 RSF                 RATE               RENT                  RENT
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,979.00
Add.  Office: 3rd/ 4th Floor                  4,071              $19.00            $ 77,349.00           $ 6,445.75
Add.  Office: 1st Floor                       1,436              $19.00            $ 27,284.00           $ 2,273.67
                                                                                                         ----------
                                                                                                         $22,698.42



                                                                                  Annual                Monthly
MONTHS 61-120                                RSF                 Rate               Rent                  Rent
-------------------------------------------------------------------------------------------------------------------
Original Contract                            11,982              $14.00            $167,748.00           $13,979.00
Add.  Office: 3rd/4th Floor                   4,071         *TO BE NEGOTIATED
Add.  Office: 1st Floor                      1,436*         *TO BE NEGOTIATED                      ----------------
                                                                                                   TO BE DETERMINED


*In no event will the rate be lower than $18.00 per rentable square foot.

         Lessee shall provide a security deposit of $20, 862.75.


         SECTION 4.02 The Annual Base Rental and all pertinent lease provisions for the FIVE, (5) YEAR RENEWAL TERM shall be negotiated and the Annual Base Rental shall be the then prevailing rental rate for reasonably comparable office space in the building. However, in no event will the rental be less than the Annual Base Rental of the last year.

             ARTICLE 5 - OPERATING EXPENSES. TAXES AND OTHER CHARGES
             -------------------------------------------------------

         SECTION 5.01 The base year tax will be determined by dividing, the taxes, (as defined in Section 2.01(u)), assessed against Building and Parcel B of the Spectra Plan of Lots for 1995, by the total square footage of the rentable area of the Building, ("Base Year Tax").

         SECTION 5.02 In the event the taxes, (as defined in the Lease Agreement), should exceed BASE YEAR TAX per square feet of Rentable Area of Building, Tenant shall pay 55.11 % of the excess as additional rent.

         SECTION 5.03 Lessee shall pay Lessee's Share of Office Expenses and Lessee's Share of Taxes as follows:

              (a) Lessee shall pay Lessor, monthly in advance, one-twelfth (1/12th) of the amounts, if any, estimated from time to time by Lessor, to be Lessee's Share of Office Expenses and Lessee's Share of Taxes.

(b) On or before May 30 of each Lease Year after the Term of this Lease commences, Lessor shall furnish to Lessee a statement of the Office Expenses and Taxes for the preceding Lease Year. To the extent that the Lessee's Share of Office Expenses and/or Lessee's Share of Taxes for any Lease year or Partial Lease Year is more than the amount actually paid by Lessee under subparagraph
(a), then Lessee shall pay the actual amounts of Office Expenses and/or Taxes due Lessor within fifteen (15) days after receipt of the aforesaid statements. If Lessee's share of Office Expenses and Taxes paid by Lessee for any Lease Year or Partial Lease Year exceeds Lessee's Share of Office Expenses and/or Lessee's Share of Taxes actually owed to Lessor, such excess shall be credited against the amount next due from Lessee to Lessor pursuant to this Article.

         SECTION 5.04 Lessee further agrees to pay to Lessor the following amounts:

              (a) Any and all sums which may become due by reason of the failure of Lessee to comply with any one or more of the covenants of this Lease and any and all damages, costs and expenses which Lessor may suffer or incur by reason of any default of Lessee or failure on its part to comply with any one or more of the covenants of this Lease, or any damages to the Premises caused by any act or neglect of Lessee.

              (b) On any Rent which is not paid within ten (10)-days after the due date, Lessee shall pay to Lessor, as a Late Rental Charge, interest at the Default Rate. Said Late Rental Charge shall run from its, due date until such Rent is received by Lessor.

              (c) All taxes becoming a lien or charge against the land and Building to the extent that the same are assessed on the basis of the value of any machinery or equipment installed by Lessee.

              (d) If there is a metered water connection to the Premises, all charges for water consumed upon the Premises and all charges for repairs to the meter or meters on the Premises, whether such repairs are made necessary by ordinary wear and tear, freezing or hot water.

         SECTION 5.05 Any sums required to be paid by Lessee under this Lease (other than Base Rent), including without limitation any sums payable under this Article or Article 11, shall be deemed to be "Additional Rent". Lessee agrees to pay (on demand unless otherwise specified) Additional Rent in lawful currency of the United States without setoff or deduction whatsoever. Lessee's obligation to pay any and all Additional Rent under this Lease shall survive any expiration or termination of this Lease.

                                 ARTICLE 6 - USE
                                 ---------------

         SECTION 6.01 The Premises may be used and occupied for GENERAL OFFICE PURPOSES, LIGHT ASSEMBLY, and no other purposes.

                     ARTICLE 7 - PRIOR OCCUPANCY, POSSESSION
                     ----------------------------------------

         Section 7.01 If Lessor shall be unable to give Lessee possession of the Premises on or before one (1) year after Lease execution:

              (a) Lessor shall not thereby be liable in damages or otherwise to Lessee; however, Lessee may elect to terminate the Lease upon thirty (30) days written certified notice to Lessor. However, Lessor will have those thirty (3) days to complete Premises, and if Lessor completes Premises within those thirty
(30) days, the Lease remains in full force and effect.

              (b) If not terminated, the Term shall be extended by the number of days Lessee's possession is so delayed plus the number of days needed to cause the Term to end on the last day of a calendar month.

              (c) If not terminated, rent shall be postponed on a daily rate basis until possession shall be given.


                ARTICLE 8 - TERMINATION, EXTENSION AND HOLD-OVER
                -------------------------------------------------

         Section 8.01 Provided that Lessee has not renewed the Lease pursuant to
Section 3.02, this Lease shall terminate at the end of the Term, as defined in
Article 3, without the necessity of any notice from either Lessor or Lessee to terminate the same. LESSEE HEREBY EXPRESSLY WAIVES NOTICE TO VACATE THE PREMISES (INCLUDING, WITHOUT LIMITATION, ANY NOTICE PROVIDED FOR UNDER THE PENNSYLVANIA LANDLORD AND TENANT ACT OF 1951, AS AMENDED 68 PA. C.S.A. 250.101 ET SEQ.) AND AGREES THAT LESSOR SHALL BE ENTITLED TO THE BENEFIT OF ALL PROVISIONS OF LAW RESPECTING THE SUMMARY RECOVERY OF POSSESSION OF THE PREMISES FROM A TENANT HOLDING OVER TO THE SAME-EXTENT AS IF STATUTORY NOTICE HAD BEEN GIVEN.

         SECTION 8.02 In the event that the Premises are not surrendered at the end of the Term, Lessee shall:

              (a) Indemnify Lessor against loss, liability and expenses resulting from Lessee's delay in surrendering the Premises; and

              (b) Pay to Lessor one and one half times the Rent together with all other sums payable hereunder then applicable for each month or portion thereof that such delay exists.

The provisions of this Section shall not operate as a waiver by Lessor of any remedies herein provided or to extend the Term.


                         ARTICLE - 9 - PLACE OF PAYMENT
                         ------------------------------

         SECTION 9.01 All Rent shall be payable to Lessor or its agents without prior written notice or demand to Spectra Office Building ("Building") located on 2953 Wexford-Bayne Road, Franklin Park Borough, Sewickley, Pennsylvania 15143, or any such other address as designated by Lessor in writing to Lessee.

                        ARTICLE 10 - LESSEE'S COVENANTS
                        -------------------------------

         SECTION 10.01 Lessee shall promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and any and all departments thereof having jurisdiction over the Building, relating to Lessee's occupancy of the Premises or the business conducted therein.

         SECTION 10.02 Lessee shall use every reasonable precaution against fire and notify Lessor of any condition which may have a negative impact on fire security or safety.

         SECTION 10.03 Lessee shall give to Lessor prompt written notice of any serious accident, fire, or damage occurring on or to the Premises.

         SECTION 10.04 Lessee shall attorn to and recognize as Lessor under the Lease any transferee of Lessee's interest whether by voluntary or involuntary sale or transfer, including but not limited to, any purchaser which shall succeed to the interest of Lessor hereunder at any foreclosure sale or at any sale under a power of sale contained in any mortgage that now exists or may hereafter be placed upon the Land and Building or any part thereof and all renewals, replacements, modifications, consolidations and extensions thereof as the case may be, for the balance then remaining of the Term. Lessee shall execute and deliver in recordable form whatever instruments may be required to acknowledge such agreement to attorn.

         SECTION 10.05 Lessee shall not place or allow to be placed any stand, booth, sign, or showcase or device or projection of any kind upon the doorsteps, vestibules or outside walls, pavements or windows of the Premises or building without the prior written consent of Lessor.

         SECTION 10.06 Lessee shall not make any alterations, improvements, or additions to the Premises without the prior written approval of Lessor, which approval shall not be unreasonably withheld. All alterations, improvements, additions or fixtures, except that which is not considered normal office, whether installed before or after the signing of the Lease, shall remain upon the Premises at the expiration or sooner termination of this Lease and shall become the property of Lessor.

         SECTION 10.07 Lessee shall not use or operate any machinery in office area that, in Lessor's opinion, is harmful to the Building or disturbing to other tenants occupying other parts thereof. It is also understood that all other tenants have similar restrictions in office areas.

         SECTION 10.08 Lessee shall not place any weights in any portion of the Premises beyond its safe carrying capacity.

                       ARTICLE 11 - SERVICES AND EQUIPMENT
                       -----------------------------------

         SECTION 11.01 Lessor shall initially install the Building's standard HVAC system to serve the entire Premises.

         So long as Lessee is not in default under any of the covenants of this Lease, Lessor shall subject to the provisions of Article 17 hereof provide heating, ventilating and air-conditioning throughout the Premises during Normal Business Hours and during normal heating and cooling seasons, provided the Building standard occupancy conditions are not exceeded in any partitioned area or subdivision of the Premises.

         SECTION 11.02 Lessee understands that after the Commencement Date, any occupancy of the Premises above the Building standard occupancy conditions, or any rearrangement of partitioning which interferes with normal operation of the HVAC system may require changes or alterations in said systems, or in the ducts through which the same operates, and Lessee accordingly agrees that any changes or alterations so occasioned shall be made only with the prior written consent of Lessor and shall be done by Lessor, at Lessee's expense, and in accordance with the plans and specifications of Lessee to be submitted to and approved in writing by Lessor.

         Whenever heat-generating machines or equipment installed by Lessee affect the air-conditioning systems or the population or electrical load exceeds the Building standard occupancy conditions, Lessor's responsibility for providing heating, ventilating and air-conditioning shall be reduced accordingly. Lessor reserves the right to install at Lessee's expense supplementary air-conditioning equipment and equipment auxiliary to such supplementary air-conditioning equipment in the Premises, and the charge for such installation or operation shall be paid by Lessee to Lessor within ten (10) days of being billed therefor.

         SECTION 11.03 Should Lessee require heating, ventilating, or air-conditioning service on days or hours other than Normal Business Hours, Lessor shall, upon reasonable advance notice by Lessee, furnish such additional service and Lessee agrees to pay Lessor for such service within ten (10) days of being billed therefor. Lessee will pay for additional service at a rate of $
10.00 per hour.

         SECTION 11.04 Lessor shall provide passenger elevator service (which may be automatic, at Lessor's option) in common with others during Normal Business Hours and have an elevator servicing the Premises subject to call at any other times.

         SECTION 11.05 Lessor shall provide hot and unheated water for lavatory, toilet and ordinary cleaning purposes and cold water for drinking purposes drawn through facilities installed by Lessor. If Lessee requires, uses or consumes water for any other purposes, Lessee agrees to the installation of a meter or meters to measure Lessees domestic water consumption and Lessee further agrees to pay Lessor, within ten (10) days of being billed therefor, for the meter or meters and the installation thereto for the maintenance of said meter equipment and for the water consumed. The charge for all excess water consumed as measured by said meter or meters and sewage charges applicable to such water consumption shall be paid within ten (M) days of being billed therefore.

         SECTION 11.06 Lessor shall maintain and keep clean the plaza, plaza lobby, upper lobby, truck dock, public corridors and other public portions of the Building.

         SECTION 11.07 Lessee shall pay Lessor, within ten (10) days of being billed therefor, for the removal from the Premises and the Building of such refuse and rubbish of Lessee as shall exceed that ordinarily accumulated daily in the usual and customary business office.

         SECTION 11.08 Lessor shall provide standard cleaning and janitorial services in and about the Building and the Premises (Saturdays, Sundays and Holidays excepted), excluding office areas, in accordance with services normally found 'in first class office buildings in the City of Pittsburgh, Pennsylvania.

         SECTION 11.09 Notwithstanding anything to the contrary in this Article 11 or in this Lease contained, Lessor may institute such policies, programs and measure as may be necessary, required or expedient for the conservation and/or preservation of energy or energy services, or as may be necessary to comply with applicable laws, codes, rules or regulations.

                            ARTICLE 12 - ELECTRICITY
                            ------------------------

         SECTION 12.01 Electric current shall be supplied by Lessor to Lessee as herein provided. The Base Rent includes a charge for consumption of electricity for the Building standard 277-volt lighting fixtures installed in the Premises and for normal small office machines and fixtures connected to the Building standard 110-volt, single phase outlets during Normal Business Hours within reason. Lessee shall pay monthly to Lessor, as Additional Rent for the consumption of electricity used in the Premises for a total connected load in excess of a total of 5 watts per square foot of Rentable Area of Lessee on any floor occupied by Lessee at a rate computed on Lessor's average cost per kilowatt hour. Such average cost shall be determined by dividing the total kilowatt hours used in the Building into the total cost of the utility company's electricity invoices for the Building. The amount of electrical consumption in the Premises for a total connected load in excess of 5 watts shall be determined by Lessor's reasonable estimate, or if requested by Lessee, by an engineering analysis and/or study by a consultant retained by Lessor, such study to be at Lessor's sole cost for computer floors and other special installations. Additional electrical usage shall be determined by measurement of electric meters to be installed as required by Lessor at Lessor's sole cost.

         Charges for excess or overtime electrical consumption shall be billed and paid as Additional Rent.

         SECTION 12.02 Lessee agrees to pay Lessor, within ten (10) days of being billed therefore, for all replacement lamps, bulbs, used in the Premises, including the charge for installation thereto such payments to be deemed to be and be paid as Additional Rent.

         SECTION 12.03  N/A

         SECTION 12.04 Lessee covenants and agrees that at all times its use of electric current shall not exceed Lessee's proportionate share of the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers or wiring to meet Lessee's excess electrical requirements, upon written request of Lessee, will be installed by Lessor, at the sole cost and expense of Lessee if, in Lessor's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.

         SECTION 12.05 Lessee shall make no alteration or additions to the electric equipment or installation without the prior written consent of Lessor in each instance and all work shall be done by Lessee at Lessee's expense in accordance with plans and specifications of Lessee to be submitted and approved by Lessor. All work to be performed by a registered electrician under full compliance with all local and state codes.

         SECTION 12.06 At anytime when Lessor is furnishing electric current to the Premises pursuant to this Article 12, it becomes illegal for Lessor to continue to do so, Lessor may, upon not less than thirty (30) days' prior written notice to Lessee, discontinue the furnishing of such electric current. If Lessor gives any such notice of discontinuance, Lessor shall make all the necessary arrangements with a public utility to furnish such electric current to the Premises, but Lessee will contract directly with such public utility for the supplying of such electric current to the Premises. If Lessor is unable to provide adequate electric current for Lessee, Lessee will have the right to terminate the said Lease immediately upon receiving such notice, provided the demand does not exceed 5 watts per square foot.

                     ARTICLE 13 - LESSORS AND LESSEE'S WORK
                     ---------------------------------------

         SECTION 13.01 Within the Premises, Lessor shall provide at Lessor's expense the items of construction, facilities and equipment shown or described in the plans and specifications referred to in the Work Letter attached hereto as Exhibit-D and specified to be "Lessor's Work". All Lessor's Work shall be done at Lessor's expense and shall be performed by Lessor or by contractors selected by Lessor.

         All work in the Premises other than Lessor's Work shall be performed by Lessor or by contractors selected by Lessor but shall be paid by Lessee (herein referred to as "Lessee's Work"). Lessee shall pay the actual cost of Lessee's Work plus fifteen percent (15%) of such cost to Lessor for Lessor's overhead and construction administration.

         SECTION 13.02 Lessee agrees to inspect the Premises prior to the occupancy hereof before accepting the Premises (subject to Lessor's obligation to complete Lessor's Work) in an "as is" condition. Except as specified herein, Lessor has made no representation, either express or implied with respect to the condition of the Premises. It is understood and agreed that Lessor is not under any duty to make repairs or alterations at the time of letting or at any time thereafter, except as otherwise provided herein.

                              ARTICLE 14 - REPAIRS
                              --------------------

         SECTION 14.01 Lessee shall keep the Premises and the fixtures and appurtenances therein in good order and condition at its sole cost and expense and shall make all repairs thereto caused by the negligence, misfeasance or malfeasance of Lessee, its employees, guests, contractors and invitees, or by its use of the Premises, or any part thereto in a manner not customary for the purposes permitted hereunder, or which are not Lessor's obligations pursuant to any provisions of this Lease, and shall commit no waste in the Premises or the Building.

         SECTION 14.02 Lessor shall make all repairs necessary to maintain the plumbing, heating, air conditioning and electrical systems, windows, floors, roof and structure, and all other items which were installed or furnished by Lessor, except repairs of

              (a) such installations which Lessee was obligated to make;

              (b) such installations made at Lessee's request; and

              (c) trade fixtures and other property belonging to Lessee.

However, Lessor shall not be obligated for any of such repairs until the expiration of a reasonable period of time after receipt of written notice from Lessee that such repairs are needed, unless such repairs are needed in common areas of the building, in which case Lessor's obligation to repair without need for notice from Lessee. In no event shall Lessor be obligated under this Article to repair any damage caused by any act, omission or negligence of the Lessee or its employees, agents, invitees, licensees, subtenants, contractors, subcontractors or assignees.

         SECTION 14.03 All repairs, restorations or replacements by either party shall be of first class quality and done in a good and workmanlike manner.

         There shall be no allowance to Lessee or diminution of Rent and no liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions, substitutions or improvements in or to any portion of the Building or the Premises or in and to the fixtures, appurtenances and equipment thereof provided that in each case such repairs, alterations, additions, substitutions or improvements are effected in a manner which does not cause unreasonable inconvenience to Lessee and provided further that in each case all work done in connection with such repairs, alterations, additions, substitutions or improvements is done promptly in a good and workmanlike manner. This provision shall not be construed as to require Lessor to pay overtime but Lessee shall pay the excess of the overtime cost over ordinary rates.

                       ARTICLE 15 - INSURANCE REQUIREMENTS
                       -----------------------------------

         SECTION 15.01 Lessee shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with the Certificate of Occupancy for the Premises or the terms of any standard form of fire insurance policies covering the Building and the fixtures and property therein; and shall, at its own expense, comply with all rules, orders, regulations or requirements of the National Fire Protection Association and the Insurance Service Office of Pennsylvania or any other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the Premises or bring or keep anything therein or use the Premises in a manner which increases the rate of fire insurance upon the Building or on the property or equipment located therein. Lessor certifies that certificate of occupancy permits light assembly.

SECTION 15.02 If any installation in or use of the Premises by Lessee increases the rate of fire insurance (with extended coverage) on the Building or on the property and equipment of Lessor or any other tenant or subtenant in the Building and such rate shall be higher than it otherwise would be, Lessee shall reimburse Lessor for that part of the fire insurance premiums thereafter paid by Lessor which shall have been charged because of such installation or use by Lessee and Lessee shall make the reimbursement on the first day of the month following such payment by Lessor and such reimbursement shall be deemed Additional Rent.

         SECTION 15.03 Lessee covenants and agrees to provide on or before the commencement of the Term and to keep in force during the entire term of this
Lease: (1) comprehensive general liability insurance for the mutual benefit of Lessor and Lessee relating to the Premises and its appurtenances in an amount of not less than One Million Dollars ($1,000,000.00) in respect of personal injury or death and of not less than One Hundred Thousand Dollars ($100,000.00) in respect of property damage, which insurance shall name Lessor as an additional insured; and (2) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all leasehold or building improvements in the Premises which were originally constructed or provided by or on behalf of Lessee as well as the cost of replacement of all fixtures, equipment, decoration, contents and personal property therein. All such insurance shall name Lessor as an additional insured and contain a stipulation that it is Lessor's primary insurance. Lessee agrees to delivery to Lessor at least fifteen (15) days prior to the time such insurance is first required to be carried by Lessee, and thereafter at least fifteen (15) days prior the expiration of any such policy, either a duplicate original or a certificate of insurance procured by Lessee evidencing compliance with its obligations hereunder, together with evidence of payment therefor.

         All of the aforesaid insurance shall be written by one (1) or more responsible insurance companies satisfactory to Lessor and shall contain endorsements that: (i) such insurance may not be cancelled or amended with respect to Lessor, except upon thirty (30) days written notice by registered mail to Lessor from the insurer; and (ii) Lessee shall be solely responsible for payment of premiums for such insurance. In the event Lessee fails to furnish such insurance, the Lessor any obtain such insurance and the premiums shall be paid by Lessee to the Lessor upon demand. The minimum limits of the aforesaid insurance shall be subject to increase at the end of every three (3) years during the Term if Lessor in the exercise of its reasonable judgment shall deem it necessary for adequate protection.

         SECTION 15.04 Each insurance policy carried by Lessor or Lessee and insuring all or any part of the Building, the Premises, including improvements, alterations and changes in and to the Premises made by either of them and Lessee's trade fixtures and contents therein, shall be written in a manner to provide that the insurance company waives all right of recovery by way of subrogation against Lessor or Lessee, as the case may be, in connection with any loss or damage to the Premises, or to the Building, or to property or businesses caused by any of the perils covered by fire and extended coverage, and business interruption insurance, for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided, however, that the foregoing waives shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued. So long as the policy or policies involved can be so written and maintained in effect, neither Lessor nor Lessee shall be liable to the other for any such loss or damage. In the event of inability on the part of either party to obtain such provision in its policy or policies with the carrier with whom such insurance is then carried, or such carrier's requiring payment of additional premium for such provision, the party so affected shall give the other party written notice of such inability or the increase in premium as the case may be. The party to whom such notice is given shall have fifteen (15) days from the receipt thereof within which: (1) in the case of such inability on the part of the other party to procure from the aforesaid other party's insurance carrier in writing, at no increase in premium over that paid theretofore by the party so affected, such waiver of subrogation; (2) in the case of increased premium, to pay the other party so affected the amount of such increase; or (3) to waive, in writing within the time limit set forth herein, such requirement to obtain the aforesaid waiver of subrogation. Should the party to whom such notice is given fail to comply as aforesaid within the said fifteen (15) day period, each and every provision in this Section in favor of such defaulting party shall be cancelled and of no further force and effect.

                      ARTICLE 16 - OBSERVANCE OF RULES AND
                   REGULATIONS AND COVENANT OF QUIET ENJOYMENT
                   -------------------------------------------

         SECTION 16.01 Lessee shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit E attached hereto and made a part hereof Lessor shall have the right from time to time to make changes in and additions to the Rules and Regulations. It is understood that these same rules and regulations Will apply to all tenants, including Lessor, in a non discriminating manner.

         Any failure by Lessor to enforce the Rules and Regulations now or hereafter in effect, either against Lessee or any other tenant in the Building, shall not constitute a waiver by Lessor of such Rules and Regulations.

         SECTION 16.02 Lessor covenants that upon Lessee's paying Base Rent and Additional Rent and observing and performing all the terms, covenants and conditions of this Lease on its part to be observed and performed, Lessee may peaceably and quietly enjoy the Premises without any hindrance from Lessor subject, nevertheless, to the terms and conditions of this Lease.

                        ARTICLE 17 - LIABILITY OF LESSOR,
                   INDEMNIFICATION, AND EXCUSE OF PERFORMANCE
                   ------------------------------------------

         SECTION 17.01 Lessor shall provide reasonable security measures and shall use its best efforts to protect Lessee's personnel and property.

         Both parties recognize that they are unable to guarantee that their employees, agents, contractors, invitee and licensees will be free from the criminal, intentional, reckless or tortious acts or omissions of third parties affecting each others employees, agents, contractors, invitee and licensees and its or their property and agree that each shall not be liable for any losses therefrom.

         SECTION 17.02 Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the root street or sub-surface or from any other-place, or caused by dampness or by any other cause of whatever nature, unless caused by or due to the negligence of Lessor, its agents, servants or employees, and then only after (i) notice to Lessor of the condition claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Lessor without Lessor having taken all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Lessor, Lessee shall take all reasonable prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall Lessor be liable for any loss, the risk of which is covered by Lessee's insurance; nor shall Lessor be liable for any loss, the risk of which is covered by Lessees insurance; nor shall Lessor or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall Lessor be liable for any latent defect in the Premises or in the Building.

         Lessor shall not be liable in any event for loss of, or damage to, any property, entrusted to any of Lessor's employees or agents by Lessee without Lessor's specific written consent.

         SECTION 17.03 Lessor shall not be liable to Lessee, its employees, agents, contractors, invitee and licensees, and Lessee shall indemnify Lessor and hold it harmless from and against any claims and any and all liability arising from or occasioned by the injury or death of the employees, agents, contractors, invitee and licensees of Lessee, irrespective of the cause of such injury or death, unless solely caused by or due to willful negligent acts or omissions of Lessor, its agents or employees acting within the scope of their employment. Same shall apply to the Lessee.

         SECTION 17.04 Lessee shall defend, indemnify and save harmless Lessor and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys fees, which may be imposed upon or incurred by or asserted against Lessor and/or its agents during the Term of this Lease, or during any period of time that Lessee may have been given access to or possession of all or any part of the Premises arising directly or indirectly from any act or omission of Lessee or any of Lessee's agents, employees, servants, licensees, contractors or subleases. Same shall apply to the Lessor.

         In case any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon written notice from Lessor, shall at Lessee's expense resist or defend such action or proceeding by counsel approved by Lessor in writing, which approval Lessor shall not unreasonably withhold or delay. Lessee shall not enter into any settlement, offset, covenant not to sue, or otherwise settle any action or proceeding without Lessor's permission, which shall not be unreasonably withheld. Same shall apply to the Lessor.

         SECTION 17.05 Except where a utility is unavailable due to Lessor's failure to pay utility bills in a timely manner, Lessor shall incur no liability to Lessee whatsoever should any utility become unavailable from any public utility company, public authority or any other person, firm or corporation, including Lessor, supplying or distributing such utility. Except where a utility is unavailable due to Lessor's failure to pay utility bills in a timely manner, Lessor shall under no circumstances be liable to lessee in damages or otherwise for any interruption in providing any utility service for any reason including but not limited to breakdowns, making of repairs or improvements thereto and the same shall not constitute a termination of this Lease or a constructive eviction.

         SECTION 17.06 This Lease and the obligations of Lessee to pay Rent hereunder and perform all of the other covenants, agreements, terms provisions and conditions hereunder shall in no way be affected, impaired or excused because Lessor is unable to fulfill or is delayed in fulfilling any of its obligations under this Lease, prevented or delayed from by reason of any cause whatsoever beyond Lessor's reasonable control, including, but not limited to, accidents, acts of God, strikes, labor troubles, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof or of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar emergency. Same shall apply to the Lessor.

         SECTION 17.07 If at any time windows of the Premises or entrances to the building are temporarily closed off, darkened or blocked up for any reason whatsoever, Lessor shall not be liable for any damage Lessee may thereby sustain and Lessee shall not be entitled to any compensation therefore or to any abatement of Rent or release from any of its obligations hereunder or be considered thereby to have been evicted.

         SECTION 17.08 Lessor reserves the right to interrupt, curtail, stop, or suspend the supply of any service with reasonable advance notice, including, but not limited to, the furnishing of heating, elevator, escalator, air conditioning, and cleaning services, and the operation of plumbing and electric systems, for repairs, alterations, replacements, or improvements. If any of the event described in the Section occur, Lessor shall in each instance exercise reasonable, diligence to effect performance or restore service when and as soon as possible. If service cannot be restored within a 48 hour period Lessee will receive a rental abatement for each day service continues to be interrupted.

         SECTION 17.09 The provisions of this Article are intended to be cumulative.

                   ARTICLE 18 - DAMAGE BY FIRE OR OTHER CAUSE
                   ------------------------------------------

         SECTION 18.01 If the Premises or the Building should be partially or totally damaged or destroyed by fire or other cause, then (if this Lease shall not have been cancelled as provided in this Section or Section 18.02) to the extent Lessor recovers insurance proceeds, Lessor shall repair the damage, and restore, replace, and rebuild the Building and Premises, to the condition originally provided as Lessor's Work, with reasonable dispatch after notice to it of the damage or destruction. Due allowance shall be made for any delay resulting from labor strikes, acts of God or any other cause beyond Lessor's reasonable control. Lessor shall not be required to repair or replace any property which Lessee may be entitled to remove or which Lessor may be entitled to require Lessee to remove from the Premises.

         If the Premises shall be partially damaged or partially destroyed, the Rent payable hereunder shall be abated to the extent that the Premises shall have been rendered untenantable or unfit for Lessee's use for the period from the date of such damage or destruction to the date that the damage shall be repaired or restored. If the Premises or a major part thereof shall be totally, or substantially totally, damaged or destroyed or rendered completely or substantially untenantable because of fire or other cause, the Rent shall abate as of the date of the damage or destruction and until Lessor shall repair, restore, replace and rebuild the Premises, provided, however, that should Lessee reoccupy a portion of the Premises while the restoration work is taking place and prior to the date the Premises are made completely tenantable, Rent shall be apportioned and payable by lessee in proportion to the part of the Premises occupied by it.

         Nevertheless, in case of such total or substantial damage to or destruction of or complete, or substantial untenantability of the Premises, Lessee may, at its option, cancel this Lease by written notice to Lessor, if Lessor has not completed the making of the required repairs and restored, replaced and rebuilt the Premises within eight (8) months from the date of such damage or destruction.

         In the event the damage to the Premises or the Building should be so extensive that Lessor shall decide not to repair or rebuild the Premises or the Building, this Lease shall be terminated as of the date of such damage or destruction by written notice from Lessor to Lessee, given within one hundred twenty (120) days of such damage or destruction and Lessee shall thereupon promptly vacate the Premises.

         SECTION 18.02 In case the Building or the Premises shall be substantially destroyed by fire or other causes at any time during the last one
(1) year of the Term of this Lease either Lessor or Lessee may terminate this Lease upon written notice to the other party hereto given within sixty (60) days of the date of such destruction..

         SECTION 18.03 Unless this Lease is terminated as provided in this Article, Lessee shall at its cost and expense repair, restore, replace and rebuild the portion of the Premises constructed as Lessee's Work in a manner and to at least a condition equal to that existing prior to such damage or destruction. The proceeds of all insurance carried by Lessee with respect to such portion of the Premises shall be delivered to Lessor and held in trust by Lessor for the completion of Lessee's Work. All Lessee's work shall be performed by Lessor or contractors selected by Lessor.

         SECTION 18.04 No damages, compensation or claim shall be payable by Lessor for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Lessor shall use its best efforts to effect such repairs promptly and in such manner as not unreasonably to interfere with lessee's occupancy shall apply to both parties.

         SECTION 18.05 Lessor will not carry insurance of any kind on any Lessee's Work or Lessee's furniture or furnishing or on any fixtures, equipment, improvements or appurtenances of Lessee under this Lease.

                            ARTICLE 19 - CONDEMNATION
                            -------------------------

         SECTION 19.01 In the event that the whole or substantially the whole of the Building shall be condemned or taken permanently for any public or quasi-public use, this Lease, and the term and estate hereby granted, shall forthwith cease and terminate as of the date of taking of possession for such use or purpose.

         SECTION 19.02 In the event that less than the whole or substantially the whole of the Building shall be so condemned or taken permanently or the whole or substantially the whole of the Building condemned or taken temporarily, this Lease shall remain in force and effect, except that (i) if the taking shall nevertheless be so extensive that Lessor shall decide not to restore the Building, then Lessor (whether or not the Premises are affected may at its option terminate this Lease and the Term and estate hereby granted shall be terminated as of the date of such taking of possession for such use, or (ii) Lessee may if more than twenty-five percent (25%) of the Premises should be condemned or taken and Lessee does not elect to accept relocation if offered, Lessee in accordance with Section 19.03, elect at any time within thirty (30) days of the date of such taking to cancel this Lease upon written notice to Lessor, and thereupon this Lease shall terminate upon the date Lessee may specify in said notice. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Premises, the Rent shall be abated by an amount representing the part of the Rent properly allocable to the portion of the Premises which may be so condemned or taken.

         SECTION 19.03 In the event that more than twenty-five percent (25%) of the Premises is condemned or taken, Lessor may offer to relocate Lessee. Such relocation shall be at Lessor's expense. Lessee shall not be required to accept such offer.

         SECTION 19.04 In the event of the termination of this Lease pursuant to the provisions of Section 19.01 and 19.02, this Lease and the Term and estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term of this Lease, and the Base Rent and any Additional Rent shall be apportioned as of such date.

         SECTION 19.05 Lessor shall be entitled to receive the entire award arising from any condemnation proceeding without deduction therefrom for any estate vested in Lessee by this Lease and Lessee shall receive no part of such award or awards, except as provided in Section 19.06. Lessee hereby expressly assigns to Lessor any and all of its right, title and interest in or to such award or awards or any part thereof.

         SECTION 19.06 Notwithstanding the foregoing, in the event of any condemnation or taking pursuant to this Article, Lessee shall be entitled to appear, claim, prove and receive in the condemnation proceeding such amounts as may be separately awarded to Lessee for removal expenses, Lessee's fixtures, equipment, work, or other improvements paid by Lessee, business dislocation, damages and moving expenses, provided no such claims shall diminish or adversely affect Landlord's award.

         SECTION 19.07 In the event of any condemnation or taking of less than the whole of the Building, and this Lease shall continue in effect in whole or in part, or in the event of a condemnation or taking for a temporary use or occupancy of all or any part of the Premises, Lessor shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Premises to substantially their former condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Premises; provided, however, nothing herein shall require Lessor to spend any funds in excess of any award received by Lessor.

                               ARTICLE 20 - ENTRY
                               ------------------

         SECTION 20.01 Lessor or its agents or designees shall have the right to enter the Premises, at reasonable times upon prior notice to Lessee's management for the purpose of making such repairs or alterations as Lessor shall be required or shall have the right to make by the provisions of this Lease or any other lease in the Building.

         In the case of an emergency, Lessor shall have the right to enter the Premises for reasonable purposes relating to the emergency.

         Lessor shall also have the right to enter the Premises, at reasonable times upon prior written notice, for the purpose of inspecting it or exhibiting it to prospective purchasers, lessees, or mortgagees, provided, however, Lessor shall not unreasonably interfere with Lessee's use of the Premises.

                          ARTICLE 21 - RIGHT TO CHANGE
                          ----------------------------
                           PUBLIC PORTIONS OF BUILDING
                         ------------------------------

         SECTION 21.01 Lessor shall, upon written notice to Lessee, have the right at any time after completion of the Building, without thereby creating an actual or constructive eviction or incurring any liability to Lessee therefore, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, Lessor shall not make any change which shall materially interfere with access to the Premises from and through the Building or change the character of the Building from that of a first-class office building.

         Lessor reserves the right, at it discretion and upon written notice to Lessee, to change the name of the Building without creating or incurring any liability to Lessee therefore, or interfere with the permitted use of the premises.

                             ARTICLE 22 - BANKRUPTCY
                             -----------------------

         SECTION 22.01 If at any time prior to the Commencement Date or during the Term of this Lease there shall be entered a decree or order providing for relief by a court having jurisdiction in the Premises in respect of the Lessee in an involuntary case under any applicable bankruptcy insolvency, or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee sequestrator (or similar official) of the Lessee or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and if such decree or order shall continue unstayed and in effect for a period of sixty (60) consecutive days, this Lease, at the option of the Lessor exercised within a reasonable period of time after notice of the happening of any such event, may be cancelled and terminated and in such event neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or of any order of any court shall be entitled (i) in the case of any such event happening prior to the Commencement Date, to possession of the Premises, or (ii) in the case of any such event happening during the Term of this Lease to remain in possession of the Premises and Lessee shall forthwith quit and surrender the Premises and Lessor, in addition to the other rights and remedies it has by virtue of any other provisions in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any Rent, security deposit or monies received by it from Lessee or others in behalf of Lessee upon the execution of this Lease.

         SECTION 22.02 If at any time prior to the Commencement Date or during the Term of this Lease there shall be commenced by the Lessee a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or if the Lessee should consent to the entry of an order for relief in an involuntary case under any such law, or if the Lessee should consent to the appointment of or to the taking of possession of the Premises or a substantial part of the Lessee's assets or property by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official), or if the Lessee should make any assignment for the benefit of creditors, or if the Lessee should fail generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Reform Act of 1978, as amended) or if the Lessee takes any action in furtherance of any of the foregoing, this Lease at the option of the Lessor exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by Lessor, in which event neither Lessee nor any person claiming through or under Lessee by virtue of any statute or of any order of any court shall be entitled
(i) in the case of any such event happening prior to the Commencement Date, to possession of the Premises, or (ii) in, the case of any such event happening during the Term of this Lease to remain in possession of the Premises, and Lessee shall forthwith quit and surrender the Premises and Lessor, in addition to the other rights and remedies it has by virtue of any other provisions in this Lease contained, or by virtue of any statute or rule of law, may retain as liquidated damages any Rent, security deposit or moneys received by Lessor from Lessee or others on behalf of Lessee.

         SECTION 22.03 It is stipulated and agreed that in the event of the termination of the Lease pursuant to this Article or due to the failure of Lessee to pay the Rent required to be paid by Lessee under the provision of this Lease, Lessor shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Lessee as and for liquidated damages an amount equal to the difference between the Rent reserved hereunder for the unexpired portion of the Term of this Lease, and the rental value of the Premises, if lower than the Rent reserved, at the time of termination, for the unexpired portion of the Term of this Lease, both discounted at the rate of five percent (5%) per annum to present worth subject to any limitation placed on such recovery by the Bankruptcy Reform Act of 1978, as amended, or any other successor statute; nothing herein contained shall limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum amount allowed by any statute or rule or law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less than the amount of the difference referred to above.

                    ARTICLE 23 - DEFAULTS: REMEDIES: DAMAGES
                    ----------------------------------------

         SECTION 23.01 Any one or more of the following events shall constitute an "Event of Default":

              (a) The sale of Lessee's interest in the Premises under attachment, execution or similar legal process.

              (b) The occurrence of any event referred to in Article 22 and, in the case of an occurrence of any event referred to in Section 22.01, the continuance of such event for the time period therein specified; then in any such event Lessor at any time thereafter may give written notice to Lessee specifying such Event of Default or Events of Default and stating that this Lease and the Term of this Lease hereby demised shall expire and terminate on the date specified in such notice, which shall be at least twenty (20) days after the giving of such notice and upon the date specified in such notice this Lease and the Term of this Lease and all rights of Lessee under this Lease, including without limitation any renewal privileges, options for additional space or other privileges, whether or not heretofore exercised, shall expire and terminate, but Lessee shall remain liable as hereinafter provided.

              (c) The failure of Lessee to pay any Rent or other sum of money within ten (10) days after the same is due hereunder.

(d) Failure by Lessee in the performance or observance of any covenant or agreement of this Lease (other than failure involving the payment of money), which failure is not cured within thirty (30) days after the giving of notice thereof by Lessor, unless such failure is of such nature that it cannot be cured within such thirty (30) day period, in which case Lessee shall not exercise the remedies described below so long as Lessee shall commence the curing of the default within such thirty (30) day period and shall thereafter diligently prosecute the curing of same.

              (e) Lessee should default in performance of any other particular covenant of this Lease more than six (6) times in any period of eighteen (18) months, then, notwithstanding that such defaults shall have each been cured within the period after notice as above provided, any further similar default shall be deemed to be deliberate and Lessor thereafter may serve the said written seven (7) day notice of termination. without affording to Lessee and opportunity to cure such further default.

         SECTION 23.02 Upon the occurrence and continuance of an Event of Default, Lessor, with advance written notice to Lessee in any instance (except where expressly provided) may do any one or more of the following:

              (a) Declare all Rent, charges and any other sums due to Lessor by Lessee to become accelerated and immediately due and payable.

              (b) Sell at public or private sale all or any part of the goods, chattels, fixtures and other personal property belonging to Lessee which are or may be put into the Premises during the Term, whether exempt or not from sale under execution or attachment (it being agreed that said property shall at all times be bound with a lien in favor of Lessor and shall be chargeable for all Rent and for the fulfillment of the other covenants and agreements herein contained) and apply the proceeds of such sale, first to the payment of all costs and expenses of conducting the sale or caring for or storing said property; second, toward the payment of any indebtedness, including (without limitation) indebtedness for Rent, which may be or may become due from Lessee to Lessor; and third, to pay to Lessee, on demand in writing, any surplus remaining after all indebtedness of Lessee to Lessor has been fully paid.

              (c) Perform, on behalf and at the expense of Lessee, any obligation of Lessee under this Lease which Lessee has failed to perform and of which Lessor shall have given Lessee notice, the cost of which performance by Lessor, together with interest thereon at the Default Rate from the date of such expenditure until the date Lessor. receives reimbursement, shall be deemed Additional Rent and shall be payable by Lessee to Lessor upon demand.

              (d) Elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Lessee, and reenter the Premises, by summary proceedings or otherwise, and remove Lessee and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee without resort to legal process and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby.

              (e) Exercise any other legal or equitable right or remedy which it may have.

         Notwithstanding the provisions of clause (c) above and regardless of whether an Event of Default shall have occurred, Lessor may exercise the remedy described in clause (c) without any notice to Lessee if Lessor, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Lessee constitutes an emergency.

         SECTION 23.03 If the Lease is terminated pursuant to this Article, Lessor may relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Lessor, in its uncontrolled discretion, may determine, but Lessor shall not be liable for, nor shall Lessee's obligations hereunder be diminished by reason of, any failure by Lessor to relet the Premises or any failure of Lessor to collect any rent due upon such relenting. Any rental collected by Lessor under a sublet must be considered as offset against any rental due by Lessee.

         SECTION 23.04  N/A

         SECTION 23.05 Upon an Event of Default and in addition to any and all remedies provided hereunder or by law, Lessee hereby empowers any attorney of any court of record within the United States to appear for Lessee and, with or without declaration filed, confess judgment against Lessee and in favor of Lessor, or in favor of any other person to whom Lessee owes amounts under this Lease, for the specific amount of Rent and any other additional charges due by reasons of such default or breach, or for such costs of suit and attorney's commission of the greater of ten percent (10%) of the amount due or One Thousand Dollars ($1,000.00) for collection and forthwith issue a writ or writs or execution thereon, with release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby expressly waived, and condemnation agreed to, and exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter enacted is also expressly waived by Lessee. Lessee further authorizes and empowers any such attorney, either in addition to or without such judgment for the specific amount of Rent or accelerated rents due under this Lease, to appear for Lessee, and for any other persons claiming under, by or through Lessee, and confess judgment forthwith against Lessee and such other persons and in favor of Lessor, in an amicable action of ejectment for the Premises, with all the conditions, fees, releases, waivers and confessions of judgments in ejectment as are set forth in this Article for confession of judgment for amounts due. The entry of judgment under the foregoing warrants shall not exhaust the warrants, but successive judgments may be entered thereunder from time to time as often as defaults occur.

         SECTION 23.06 Lessee expressly releases to Lessor and to any and all attorneys who may appear for Lessee all errors in said proceedings, and all liability therefor.

         SECTION 23.07 No reference to any specific right or remedy shall preclude Lessor from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled by law or in equity. No failure by Lessor to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement term, covenant or condition. No waiver by Lessor of any breach by Lessee under this Lease or of any breach by any other tenant under any other lease of any portion of the Building shall affect or alter this Lease in any way whatsoever.

          ARTICLE 24 - ASSIGNMENT, MORTGAGING, SUBLEASING AND RECAPTURE
          -------------------------------------------------------------

         SECTION 24.01 Lessee shall not without Lessor's prior written consent, not to be unreasonably withheld, assign this Lease or sublet all or any part of the Leased Premises. However, Lessee may, without consent of Lessor, sublet or assign to its parent or in connection with a consolidation or merger of Lessee to the consolidated or merged company, provided they are credit worthy, but such assignment or subletting shall not relieve Lessee of its obligations under this Lease.

         SECTION 24.02 If Lessee desires to sublease all or any part of the Premises or to assign its interest in this Lease Lessee shall, by notice ("Notice") in writing, advise Lessor of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of the Notice), to sublease any part or all of the Premises or to assign its interest in this Lease and in such event, Lessor shall have the right to be exercised by giving written Notice to Lessee thirty (30) days after receipt of Lessee's Notice, to recapture the space described in Lessee's Notice and such recapture Notice shall if given cancel and terminate this Lease with respect to the space therein described as of the date stated in Lessee's Notice. If the Lessee's Notice shall cover all of the Premises, and if Lessor shall give the aforesaid recapture Notice with respect thereto, the Term of this Lease shall expire and end on the date stated in Lessee's Notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term of this Lease. If, however, this Lease shall be cancelled pursuant to the foregoing with respect to less than the entire Premises, the Base Rent and any Additional Rent shall be adjusted on the basis of the number of square feet retained by Lessee in proportion to the number of square feet contained in the Premises, as described in this Lease, and this Lease as so amended shall continue thereafter in full force and effect.

         A sublease permitted hereunder shall be subject to and made upon the following terms:

              (1) Any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration or other termination of the Term of this Lease and no sublease shall release or relieve Lessee of any of its obligations hereunder;

              (2) The use to be made of the subleased space shall be permissible under this Lease and in keeping with the character of the Building;

              (3) Such sublease shall not violate any negative use covenants relating to the Building;

              (4) No sublease shall be valid and no subtenant shall take possession of the Premises until an executed counterpart of such sublease has been delivered to the Lessor;

              (5) No sublessee shall have a right to further sublease;

              (6) Rent for subleased space shall not be lower than the current rate for comparable space in the Building during the last year of term.

              (7) Any Rents received by Lessee which are in excess of the Rents payable under the Lease shall be payable fifty percent (50%) to Lessee and fifty percent (50%) to the Lessor

              (8) Lessee shall not advertise the availability of the Premises for subletting without Lessor's approval as to the form and content thereof, not to be unreasonably withheld.

                           ARTICLE 25 - SUBORDINATION
                           --------------------------

         SECTION 25.01 This Lease and all the rights of Lessee hereunder are subject and subordinate to the terms of any and all mortgages, ground leases, superior leases and rents which do now or may hereafter affect the real property of which the Premises from a part and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative in that no further instrument shall be required to effect such subordination of this Lease. Lessee shall, however, upon demand at any time or times execute, acknowledge and deliver to Lessor without expense to Lessor, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Lessee hereunder to any such mortgage or lease or to confirm or evidence such subordination. Lessee hereby appoints the Lessor, and/or the holder of such mortgage or lease, the attorney-in-fact, irrevocably, of Lessee to execute and deliver for and on behalf of Lessee any such instrument.

         SECTION 25.02 Subordination of this Lease shall not disturb Lessee's possession or terms and conditions under this Lease provided Lessee shall not then be in default hereunder.

                        ARTICLE 26 - RIGHTS OF HOLDER OF
                        --------------------------------
                     MORTGAGE IN EVENT OF DEFAULT BY LESSOR
                     --------------------------------------

         SECTION 26.01 In the event of any act or omission by Lessor which would give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee shall not exercise any such right (a) until it has notified in writing the holder of any first mortgage lien on the Land and/or Building, if the name and address of such holder shall previously have been furnished by written notice to Lessee, of such act or omission, and (b) until reasonable period for remedying such act or omission shall have elapsed following the giving of such notice, provided such holder, with reasonable diligence, shall have commenced and continued to remedy such act or omission or to cause the same to be remedied.

         SECTION 26.02 In the event that prior to or during the Term, if any proposed institutional holder of a first mortgage on the Building shall demand that this Lease be modified or amended in any respect (except for those provisions relating to the rental or other economic terms, lease term or size of the premises), Lessee agrees to reasonably cooperate with Lessor and said mortgagee will not unreasonably withhold its consent to such requested changes.

                       ARTICLE 27 - SURRENDER OF PREMISES
                       ----------------------------------

         SECTION 27.01 Upon the expiration or other termination of this Lease for any cause whatsoever. Lessee shall remove Lessee's goods, effects, personal property, business and trade fixtures, machinery and equipment and those of any persons claiming under Lessee, and quit and deliver upon the Premises to Lessor peaceably and quietly in as good order and condition as the same are at the commencement of the Term of this Lease or may thereafter be improved by Lessor or Lessee, reasonable use and wear thereof, fire, unavoidable casualty and repairs which are Lessor's obligations excepted. Lessee's goods, effects, personal property, business and trade fixtures, machinery and equipment not removed by Lessee at the expiration or other termination of this Lease (or commenced to be removed within forty-eight (48) hours after a termination by reason of Lessee's default) shall be considered abandoned and Lessor may dispose of the same as it deems expedient, but Lessee shall promptly reimburse Lessor for any expenses incurred by Lessor in connection therewith, including without limitation the cost of removal thereof and repairing any damage occasioned by such removal.

         Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.*

                   ARTICLE 28 - EFFECT OF CONVEYANCE BY LESSOR
                   -------------------------------------------

         SECTION 28.01  N/A

                              ARTICLE 29 - NOTICES
                              --------------------

         SECTION 29.01 Any notice or demand required or permitted to be given by the terms and provisions of this Lease, or by any law or governmental regulations, either by Lessor to Lessee, or by Lessee to Lessor, shall be in writing. Unless otherwise required by such law or regulation, such notice or demand shall be given, and shall be deemed to have been given by Lessor and received by Lessee, three (3) business days after the date on which Lessor shall have deposited such notice or demand by registered or certified return receipt requested mail with the U.S. Postal Service addressed to Lessee at the Premises or the day upon which such notice or demand is hand delivered to an officer or director of the Lessee at the Premises. Any such notice or demand shall be given and shall be deemed to have been served and given by Lessee and received by Lessor, three (3) business days after the date on which Lessee shall have deposited such notice or demand by registered or certified mail in such a post office addressed to Lessor at:

                  Spectra Development Company
                  2593 Wexford-Bayne Road
                  Sewickley, Pennsylvania 15143

         Either party may, by notice of aforesaid, designate a different address or addresses for notices or demands to it.

         SECTION 29.02 However, notices requesting services during other than Normal Business Hours pursuant to Article 11 may be given, either in writing to the person in the Building designated by Lessor to receive such notices or through Lessor's computerized answering service for such purposes.

                        ARTICLE 30 - WAIVER OF REDEMPTION
                        ---------------------------------

         SECTION 30.01  N/A

                        ARTICLE 31 - ESTOPPEL CERTIFICATE
                        ---------------------------------

         SECTION 3 1.01 Lessor and Lessee each agree at any time, and from time to time, upon not less than fifteen (15) days' prior notice to execute, acknowledge and deliver, without cost or expense, to the other party, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and further stating the modifications) and the dates to which the Base Rent, Additional Rent and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, the other party is in default in performance of any covenant agreement, term, provision or condition contained in this Lease on its part to be performed, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any other party with whom the party requesting such certificate may be dealing.

                           ARTICLE 32 - MISCELLANEOUS
                           --------------------------

         SECTION 32.01 SUCCESSORS AND ASSIGNS. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Lessor, its permitted successors and assigns, and shall be binding upon Lessee, its successors and assigns and shall, inure to the benefit of Lessee and its permitted assigns.

         SECTION 32.02 CAPTIONS AND HEADINGS. The table of contents and the Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease.

         SECTION 32.03 JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Lessee, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them in like manner. If Lessee shall be a partnership or other business association, the members of which are, by virtue of statute or law, subject to personal liability, the liability of each such member shall be joint and several.

         SECTION 32.04 BROKER'S COMMISSION. Each of the parties represents and warrants that, except for a commission that will be owed by Lessor to the Gustine Company, there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and agrees to indemnify the other against, and hold it harmless from, all liability arising from any such claim including, without limitation, the cost of counsel fees in connection therewith.

         SECTION 32.05 NO DISCRIMINATION. It is intended that the Building shall be operated so that all prospective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have the opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Building without discrimination because of race, creed, color, sex, age, national origin or ancestry. To that end, Lessor or Lessee will not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, creed, color, sex, age, national origin or ancestry of such person or group of persons.

         SECTION 32.06 NO JOINT VENTURE. Any intention to create a joint venture or partnership or any relationship other than Lessor and Lessee between the parties hereto is hereby expressly disclaimed.

         SECTION 32.07 NO OPTION. The submission of the Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by both parties.

         SECTION 32.08 NO MODIFICATION. This writing is intended by the parties as a full expression of their agreement and as a complete and exclusive statement of the terms thereto all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

         SECTION 32.09 SEVERABILITY. If any term or provision, or any portion thereof, of this Lease, or the application thereof to any person or circumstances shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term or provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         SECTION 32.10  LIMITED LIABILITY.  N/A

         SECTION 32.11 THIRD PARTY BENEFICIALLY. Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary except rights contained herein for the benefit of a Mortgagee.

         SECTION 32.12 CORPORATE LESSEES. In the event Lessee is a corporation, the persons executing this Lease on behalf of Lessee hereby covenant and warrant that: Lessee is a duly constituted corporation qualified to do business in the state in which the Premises are situate, and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

         SECTION 32.13 APPLICABLE LAW. This Lease and the rights and obligation of the parties hereunder shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                             ARTICLE 33 - RELOCATION
                             -----------------------

         SECTION 33.01 Lessor shall have the option to relocate at Lessor's expense the Premises at any time or times during the Term to a different location in the Building (herein referred to as "the New Premises"). Lessor may exercise such option by giving Lessee written notice thereof not less than thirty (30) days prior to the proposed effective date of relocation. Lessor must receive Lessee consent, not to be unreasonably withheld.

         SECTION 33.02 If Lessor exercises its option to relocate the Premises:

              (a) The New Premises shall contain at least the amount of the Rentable Area contained in the Premises, but not more than Lessee is currently paying.

              (b) Lessor shall pay the direct costs, including physical moving expenses (including telephone and telephone equipment relocation costs) incurred by Lessee in relocating from the Premises to the New Premises and for improving the New Premises so that they are substantially similar, including skylight and open atrium, to the Premises, but in no event shall Lessor pay any indirect expenses incurred by Lessee in relocating from the Premises to the New Premises (including salaries of employees of Lessee for time allocated to such relocation, legal fees or loss of business profit). Window space must be at least as great in the new premises as the old premises.

              (c) The Base Rent specified in Section 4.01 for the then current Portion of the Term shall remain the same, or be decreased to the product obtained by multiplying such Base Rent by a fraction, the numerator of which is the Rentable Area contained in the New Premises and the denominator of which is the Rentable Area contained in the Premises, and the Base Rent for any future Portions of the Term shall remain the same, or be decreased if warranted, but no increase in rentable area.

              (d) The Rentable Area of the premises specified in Section 1.02 shall be decreased, as the case may be, by the difference in the Rentable Area contained in the Premises and the Rentable Area contained in the New Premises;

              (e) Lessee's Percentage of Office Expenses would not be recalculated; and,

              (f) Lessee's Percentage of Taxes shall be recalculated in accordance with the formula specified in Subsection 2.01 (k).

         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.


WITNESS:                                SPECTRA DEVELOPMENT COMPANY


  /s/ Susan A. Majeski                  By:  /s/  Gary A. Sippel
----------------------------------         ------------------------------------


ATTEST:                                  NOMOS Corporation


                                         By:    /s/  [Illegible]
----------------------------------          -----------------------------------


                                         By:
----------------------------------          -----------------------------------


                                         By:
----------------------------------          -----------------------------------


                                         By:
----------------------------------          -----------------------------------

                                   EXHIBIT "A"

                             Exhibit "A" Page 1 of 3

                            [FLOOR PLAN OF LEVEL ONE]

                                  ACCEPTED BY:

                      [Illegible]               DATE: 8/18/94

                                   EXHIBIT "A"

                             Exhibit "A" Page 2 of 3

                           [FLOOR PLAN OF LEVEL THREE]

                                  ACCEPTED BY:
                      [Illegible]               DATE: 8/18/94

                                   EXHIBIT "A"

                             Exhibit "A" Page 3 of 3

                           [FLOOR PLAN OF LEVEL FOUR]

                                  ACCEPTED BY:
                      [Illegible]               DATE: 8/18/94

                                   EXHIBIT "B"

                                      [MAP]

                                   EXHIBIT "C"
                                BUILDING SERVICES


         Subject to the provisions of Article 14 of the Lease, Lessor shall provide, within its standards on each item, the following services and facilities:

1. Electric current for building standard level of illumination using standard, fixtures of Lessor's choice, and replacement of light globes and/or fluorescent tubes in the standard lighting fixtures installed in the common areas by Lessor. Standard electrical current shall be defined throughout the term of this Lease as 208-120 volt, 100 amp service, single phase.

2. Maintenance of service of the public toilet rooms in the Building.

3. Maintenance of standard hardware installed in the Premises by Lessor.

4. Maintenance and sealing of ceramic tile floors.

5. Cleaning of exterior window panels.

6. Cleaning and maintenance of common areas in the Building

7. Hot and cold water for lavatory and drinking purposes. If Lessee requires water for additional purposes, Lessee shall pay the cost thereof as shown on a meter to be installed and maintained at Lessee's expenses to measure such consumption.

                                   EXHIBIT "D"
                               BUILDING STANDARDS
                                NOMOS CORPORATION


Standard leasehold improvements included in base rent:

1. Approximately ONE THOUSAND THREE HUNDRED SIXTY-FOUR (1,364) feet of interior walls (steel stud and painted drywall).

2. Approximately ONE HUNDRED THIRTY-NINE (139) feet of demising walls (steel stud and painted drywall).

3. CORRIDOR DOORS: TWO (2) 30/70 oak with key lock.

4. INTERIOR DOORS: THIRTY-NINE (39) 30/68 1-3/8" FHC prefinished oak tone doors with standard latchset.

4a. Interior Doors: ONE (1) 4/68"

5. CEILINGS: Standard 2'x 4 suspended type TAFF approximately white fissured design.

6. FLOORING: Standard carpeting including 4" rubber base.

7. WINDOW TREATMENT: All exterior windows are fitted with vertical blinds (Standard building color).

8. HVAC: Heating, Ventilating, and Air Conditioning. A system will be provided using standard design criteria for normal office conditions. Spot cooling for equipment loads is not included. Thermostats will be located in a locked box in a location to be determined to provide for optimum temperatures for all tenants.

9. ELECTRIC:

   - Lighting: Provide one (1) 2' x 4' lay in fluorescent fixture (4 bulb cool/white) for every approximate one hundred (100) square feet.

   -    Outlets: Provide one (1) duplex wall outlet for every one hundred
        (100) square feet of leased space. -Standard circuiting installation.

10. BUILDING MAINTENANCE:


    -   Includes exterior of building and common areas only.

    - Tenant assumes responsibility for complete maintenance and cleaning of lease space areas.

                                   EXHIBIT "E"
                              RULES AND REGULATIONS


1. DEFINITIONS: Wherever in these Rules and Regulations the word "Lessee" is used, it shall be taken to apply to and include the Lessee and its agents employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "Premises" is to be taken to include the space covered by Lease. The word "Lessor" shall be taken to include the employees and agents of Lessor.

2. OBSTRUCTIONS: The streets, sidewalks,. entrances, halls, passages, elevators, stairways and other common areas provided by Lessor shall not be obstructed by Lessee, or used by it for any other purpose than for ingress and egress.

3. WASHROOMS: Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.

4. ACCESS: Lessee agrees to permit Lessor access to the Premises at reasonable times for performing environmental and janitorial services, and fire and safety inspections.

5. GENERAL PROHIBITIONS: In order to insure proper use and care of the Premises Lessee shall not:

     (1)  Keep animals, fish or birds in the Premises.

     (2)  Use Premises as sleeping apartments.

     (3) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Lessor's consent.

     (4) Make improper noises or disturbances of any kind; sing, play or operate any musical instrument, radio or television to disturb other Lessees.

     (5) Mark or defile elevators, water-closets, toilet rooms, walls, window, doors or any other part of the Building.

     (6) Place anything on the outside of the Building, including roof setbacks, window ledges, and other projections; or drop anything from the windows, stairways or parapets; or place trash or other matter in the halls stairways or elevator of the Building.

     (7) Cover or obstruct any window, skylight, door or transom that admits light.

     (8) Fasten any particle, drill holes, drive nails or screws into the walls, floors, woodwork or partitions; nor shall the same be painted, papered or otherwise covered or in any way marked or broken without consent of Lessor.

     (9) Install or operate any machinery other than small office equipment without the consent of Lessor.

     (10) Interfere with the heating or cooling apparatus.

     (11) Leave Premises without locking doors, stopping all off ice machines, and extinguishing all lights.

     (12) Install any shades, blinds, drapes or awnings without consent of Lessor.

     (13) Use any electric heating device without permission of Lessor.

     (14) Install intercoms, or any kind of wire in or on the Premises without Lessor's permission and direction.

     (15) Manufacture any commodity, or prepare or dispense any foods or beverages, tobacco, drugs, flowers, or other commodities or articles without the written consent of Lessor.

     (16) Secure duplicate keys for Building, Premises or toilets, except from Lessor.

     (17) Give employees or other persons permission to go upon the roof of the Building without the written consent of Lessor.

     (18) Place door mats in public corridors without consent of Lessor.

     (19) Install or use any electrical extension cords without Lessor's consent.

     (20) Fail to comply with load limitations for use of the elevators.

     (21) Shall not place any hazardous waste, material or substance in the sewage system or rubbish or otherwise improperly dispose of such.

     (22) Shall not place any infectious waste in the rubbish and shall not fail to segregate such waste in proper containers for separate disposal.

     (23) Fail to abide by parking restrictions and signs for parking vehicles in the parking lot.

6. BUILDING SECURITY: Lessee agrees to use the Building security system for access to the Building after Normal Business Hours in accordance with Lessor's instructions.

7. ELECTRICITY. Lessee shall pay for excessive use of electric current or excessive electric current beyond the Building Services provided by the Lessor.

                                    EXHIBIT F
                               BUILD OUT AGREEMENT
                 (NOMOS CORPORATION AND SPECTRA DEVELOPMENT CO.)


     8 extra 230 outlets @ $85                                 $680.00
     13 extra air outlets @ $105                             $1,365.00
     7 extra 220 outlets @ $85                                 $595.00
     Epoxy paint (2,137 sf @ $1.25)                          $2,671.00
     Extra Lights in Shop                                      $700.00
     Storage Area in Shop                                      $350.00
     40' of partition @ $53                                  $2,120.00
     Shower                                                  $5,210.00
     Kitchen                                                 $2,584.00
     Interior Glass                                          $8,280.00
     9' ceiling on 4th floor                                   $964.00
     Stair                                                   $6,100.00
     110 Duplexes (15 @ $3 2)                                  $480.00
     Quads (7 @ $64)                                           $448.00
     Ceiling Tile Extra                                      $1,653.75
     Warehouse panel                                         $1,900.00
     Total Improvements:                                    $36,100.75
     Less: Stair Allowance                                 ($2,150.00)
     Less: Shower/ Kitchen Cost Reduction                  ($l,300.00)
                                                           ----------

     Total                                                 $32,650.75


Tenant to provide bench and mirror.

A down payment of $10,000.00 will be due by August 12, 1994, the balance of $22,650.75 to be financed.

The amount of $22,650.75 to be financed at nine percent for the term of twenty four months payable in monthly 'installments of $1,034.81 to Spectra Development Company due as additional rent until paid off.

Agreed to by:


---------------------------------------     ------------------------------------
         NOMOS Corporation                                Date


    /s/  Gary A. Sippel
---------------------------------------     ------------------------------------
Gary A. Sippel, Spectra Development Co.                   Date